Exhibit 99.1

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

Quarter Ended March 31, 2006

www.preit.com

NYSE common shares (PEI)

NYSE preferred shares (PEIPRA)

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

Table of Contents

Company Information	1
Recent Developments	2
Market Capitalization and Capital Resources	3
Income Statement—Proportionate Consolidation Method — Quarterly Comparison	4
Net Operating Income — Quarterly Comparison	5
Computation of Earnings per Share	6
Funds From Operations and Funds Available for Distribution	7
Leasing Activity Summary	8
Summarized Rent Per Square Foot and Occupancy Percentages	9
Mall Sales and Rents Per Square Foot	10
Mall Occupancy	11
Power Center and Strip Center Rents Per Square Foot and Occupancy Percentages	12
Top Twenty Tenants	13
Lease Expirations	14
Balance Sheet—Proportionate Consolidation Method	15
Balance Sheet—Property Type	16
Investment in Real Estate	17
Property Redevelopment and Repositioning Summary	19
Development Property Summary	20
Capital Expenditures	21
Debt Analysis	22
Debt Schedule	23
Gross Leasable Area Summary	24
Property Information	25
Shareholder Information	28
Definitions	29

THIS QUARTERLY SUPPLEMENTAL DISCLOSURE CONTAINS CERTAIN “FORWARD-LOOKING STATEMENTS” THAT RELATE TO EXPECTATIONS, PROJECTIONS, ANTICIPATED EVENTS, TRENDS AND OTHER MATTERS THAT ARE NOT HISTORICAL FACTS. THESE FORWARD-LOOKING STATEMENTS REFLECT PREIT’S CURRENT VIEWS ABOUT FUTURE EVENTS AND ARE SUBJECT TO RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT MAY CAUSE FUTURE EVENTS, ACHIEVEMENTS OR RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED BY THE FORWARD-LOOKING STATEMENTS. PREIT’S BUSINESS IS SUBJECT TO UNCERTAINTIES REGARDING THE REVENUES, OPERATING EXPENSES, LEASING ACTIVITIES, OCCUPANCY RATES, AND OTHER COMPETITIVE FACTORS RELATING TO PREIT’S PORTFOLIO AND CHANGES IN LOCAL MARKET CONDITIONS AS WELL AS GENERAL ECONOMIC, FINANCIAL AND POLITICAL CONDITIONS, WHICH MAY CAUSE FUTURE EVENTS, ACHIEVEMENTS OR RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED BY THE FORWARD-LOOKING STATEMENTS. PREIT DISCLAIMS ANY DUTY TO UPDATE ANY FORWARD-LOOKING STATEMENTS SET FORTH IN THIS QUARTERLY SUPPLEMENTAL DISCLOSURE TO REFLECT NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. INVESTORS ARE ALSO DIRECTED TO CONSIDER THE RISKS DISCUSSED IN DOCUMENTS PREIT HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND, IN PARTICULAR, PREIT’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2005.

Pennsylvania Real Estate Investment Trust

Company Information

Background

Pennsylvania Real Estate Investment Trust (“PREIT”), founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls and power centers located in the eastern United States. As of March 31, 2006, PREIT’s portfolio consists of 51 retail properties (approximately 34.5 million square feet) in 13 states. PREIT’s portfolio includes 39 shopping malls, 12 strip and power centers and 1 office property.

Investors Relations

If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:

Nurit Yaron, Vice President - Investor Relations

200 South Broad Street

Philadelphia, PA 19102

Telephone: (215) 875-0735

Fax: (215) 546-7311

Email: yaronn@preit.com

Credit Ratings

Preferred stock
Moody’s	B1	(Stable)
Fitch	B+	(Positive)

Reporting Calendar

Results for the next three quarters will be announced as follows (tentative dates):

Second Quarter	August 3, 2006
Third Quarter	November 2, 2006
Fourth Quarter	March 1, 2007

Research Coverage

Company	Analyst	Phone Number
Green Street Advisors	Gregory R. Andrews	(949) 640-8780
	Ben Yang	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689
	Anthony Paolone	(212) 622-6682

Stifel Nicolaus	David M. Fick	(410) 539-0000
	Nathan Isbee	(410) 454-4143

Lehman Brothers	David Harris	(212) 526-1790

Pennsylvania Real Estate Investment Trust

Recent Developments

Dividends and Distributions:

March 15, 2006 Dividends were paid per the February 23, 2006 declaration to all shareholders of record as of March 1, 2006.

February 23, 2006 The Board of Trustees of the Company declared a quarterly cash dividend of $0.57 per common share and a regular quarterly dividend of $1.375 per share on its 11.00% senior preferred shares. PREIT also will pay a previously announced Redemption of Rights of $0.001 per common share.

January 13, 2006 The tax status of its dividend distributions for 2005 was announced (see page 3).

Acquisitions, dispositions, development and redevelopment activities:

February 9, 2006 PREIT announced that it completed the acquisition of approximately 540-acres of land parcels known as Springhills in Gainesville, Florida for $21.5 million.

January 3, 2006 PREIT announced that it acquired Woodland Mall in Grand Rapids, Michigan for $177.4 million.

Financing activities:

March 30, 2006 PREIT announced that it completed the financing of Woodland Mall in Grand Rapids, Michigan with a new $156.5 million first mortgage loan with Prudential Mortgage Capital Company.

March 24, 2006 PREIT announced that it entered into forward-starting interest rate swap agreements to hedge the expected interest payments associated with a portion of the Company’s anticipated future issuances of long term debt. The aggregate notional amount of these swap agreements is $150 million.

March 6, 2005 PREIT announced that it amended its credit facility dated November 23, 2003, effective March 1, 2006.

February 15, 2006 PREIT announced that it completed a $90 million financing of Valley Mall in Hagerstown, Maryland.

Other activities:

April 20, 2006 PREIT schedules First Quarter 2006 Conference Call on Thursday, May 4, 2006.

April 13, 2006 PREIT announced that its Board of Trustees has appointed PREIT Services, LLC and PREIT-RUBIN Inc. president Joseph F. Coradino as a Class A trustee of the Company effective April 10, 2006.

March 6, 2006 PREIT to present at Citigroup REIT CEO Conference.

March 2, 2006 PREIT announced its results for the fourth quarter and twelve months ended December 31, 2005. Net income available to common shareholders per diluted share for the fourth quarter was $0.43 per share. FFO per diluted common share and Operating Partnership unit (“share”) for the fourth quarter was $1.11.

March 1, 2006 PREIT announced the retirement of Jonathan Weller, a Vice Chairman of the Company, effective April 15, 2006.

NOTE: The press releases are available on the Company’s website at www.preit.com.

Pennsylvania Real Estate Investment Trust

Market Capitalization and Capital Resources

	Quarter Ended March 31,		Year Ended December 31,
	2006	2005	2005	2004	2003
TRADING INFORMATION
High Price	$44.44	$43.21	$50.20	$43.70	$36.30
Low Price	$36.95	$38.91	$35.24	$30.25	$24.70
Average Daily Trading Volume	190,263	146,698	209,537	161,659	109,892

MARKET CAPITALIZATION (in thousands, except per share amounts)
EQUITY CAPITALIZATION
Common Shares Outstanding	36,660	36,475	36,521	36,272	35,544
O.P. Units Outstanding	4,149	4,686	4,156	4,414	3,692

TOTAL Shares and O.P. Units	40,809	41,161	40,677	40,686	39,236

Market Price (closing price at end of period)	$44.00	$40.32	$37.36	$42.80	$36.30

Equity Market Capitalization - Shares and O.P. Units	$1,795,596	$1,659,616	$1,519,679	$1,741,349	$1,424,258
Preferred Shares, Nominal Value	123,750	123,750	123,750	123,750	123,750

Total Equity Market Capitalization	1,919,346	1,783,366	1,643,429	1,865,099	1,548,008

DEBT CAPITALIZATION
Unsecured Debt Balance (1)	238,000	402,000	436,900	271,000	170,000
Secured Debt Balance	1,760,059	1,307,545	1,523,745	1,326,127	1,396,263

Debt Capitalization	1,998,059	1,709,545	1,960,645	1,597,127	1,566,263

TOTAL MARKET CAPITALIZATION	$3,917,405	$3,492,911	$3,604,074	$3,462,226	$3,114,271

Preferred Shares/Total Market Capitalization	3.2%	3.5%	3.4%	3.6%	4.0%
Shares and O.P. Units/Total Market Capitalization	45.8%	47.5%	42.2%	50.3%	45.7%
Debt Capitalization/Total Market Capitalization	51.0%	48.9%	54.4%	46.1%	50.3%
Equity Capitalization/Total Market Capitalization	49.0%	51.1%	45.6%	53.9%	49.7%
Unsecured Debt Balance/Total Debt	11.9%	23.5%	22.3%	17.0%	10.9%

DISTRIBUTIONS PER COMMON SHARE

Ordinary Income	(2)	$0.497	$2.075	$1.617	$1.196
Capital Gain Pre-May 6	(2)	—	—	—	0.096
Capital Gain Post-May 5	(2)	—	—	—	0.213
Section 1250 Gain	(2)	—	—	0.026	0.480
Return of Capital/Non-Taxable	(2)	0.043	0.175	0.517	0.085
Qualified 5 Year Gain (incl. in cap. Gain)	(2)	—	—	—	—

Distributions per share	$0.570	$0.540	$2.250	$2.160	$2.070

Annualized Dividend Yield (3)	5.2%	5.4%	6.0%	5.0%	5.7%

CAPITAL RESOURCES

Cash on Hand	$29,520	$34,379	$25,828	$45,949	$46,883

Line of Credit Capacity (4)	500,000	500,000	500,000	500,000	500,000
Amount Used (includes letters of credit)	(259,953)	(410,055)	(352,985)	(279,055)	(170,500)

Available Line of Credit (5)	240,047	89,945	147,015	220,945	329,500

Shelf Registration	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000
Amount Used	(344,146)	(344,146)	(344,146)	(344,146)	(344,146)

Available Shelf	655,854	655,854	655,854	655,854	655,854

TOTAL CAPITAL RESOURCES	$925,421	$780,178	$828,697	$922,748	$1,032,237

(1)	The unsecured debt balance as of December 31, 2005 includes $94,400 of corporate notes payable.
(2)	Tax status of 2006 dividend payments will be available in January 2007.
(3)	Based on closing stock price at the end of the period.
(4)	The unsecured credit facility may be increased to $650,000 under prescribed conditions.
(5)	The available line of credit is subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania Real Estate Investment Trust

Income Statement

Proportionate Consolidation Method (1)

(in thousands)

	Three months ended March 31, 2006				Three months ended March 31, 2005
	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP	Share of unconsolidated partnerships(1)	Discontinued operations	Total
Real estate revenues:
Base rents	$70,500	$5,771	$46	$76,317	$65,274	$5,254	$532	$71,060
Straight line rent	613	33	—	646	1,004	31	(6)	1,029
Expense reimbursements	33,649	1,904	—	35,553	30,942	1,564	134	32,640
Percentage rents	2,138	59	—	2,197	2,334	22	—	2,356
Lease termination revenue	1,810	156	152	2,118	496	138	942	1,576
Other real estate revenues	3,694	186	—	3,880	2,928	122	—	3,050

TOTAL REAL ESTATE REVENUES	112,404	8,109	198	120,711	102,978	7,131	1,602	111,711

Property operating expenses:
CAM and real estate taxes	(31,352)	(1,639)	(5)	(32,996)	(28,192)	(1,575)	(160)	(29,927)
Utilities	(5,766)	(219)	—	(5,985)	(5,415)	(158)	(9)	(5,582)
Other property operating expenses	(5,941)	(446)	(3)	(6,390)	(5,650)	(557)	(20)	(6,227)

TOTAL PROPERTY OPERATING EXPENSES	(43,059)	(2,304)	(8)	(45,371)	(39,257)	(2,290)	(189)	(41,736)

NET OPERATING INCOME	69,345	5,805	190	75,340	63,721	4,841	1,413	69,975

Management company revenue	771	—	—	771	857	—	—	857
Interest and other income	389	—	—	389	190	—	—	190
Other:
General and administrative expenses	(10,363)	—	—	(10,363)	(9,218)	—	—	(9,218)
Executive separation	(3,985)	—	—	(3,985)	—	—	—	—
Income taxes	(78)	—	—	(78)	—	—	—	—
Interest expense (2)	(24,123)	(2,403)	—	(26,526)	(19,666)	(2,040)	—	(21,706)
Depreciation and amortization	(32,848)	(1,719)	—	(34,567)	(25,990)	(1,151)	(122)	(27,263)

Subtotal	(892)	1,683	190	791	9,894	1,650	1,291	11,544
Equity in income of partnerships	1,683	(1,683)	—	—	1,650	(1,650)	—	—
Gains on sales of interests in real estate	61	—	—	61	61	—	—	61
Minority interest	(381)	—	—	(381)	(1,352)	—	—	(1,352)

TOTAL CONTINUING OPERATIONS	471	—	190	471	10,253	—	1,291	10,253

Discontinued Operations:
Operating results from discontinued operations	190		(190)	—	1,291		(1,291)	—
Minority interest	(20)	—	—	(20)	(146)	—	—	(146)
Gains on sales of discontinued operations	—	—	—	—	—	—	—	—

TOTAL DISCONTINUED OPERATIONS	170	—	(190)	170	1,145	—	(1,291)	1,145

NET INCOME	641	—	—	641	11,398	—	—	11,398

Dividends on preferred shares	(3,403)	—	—	(3,403)	(3,403)	—	—	(3,403)

NET INCOME AVAILABLE (LOSS ALLOCABLE) TO COMMON SHAREHOLDERS	$(2,762)	$—	$—	$(2,762)	$7,995	$—	$—	$7,995

(1)	Total includes PREIT’s proportionate share of partnership operations “grossed up” to reflect the Company’s share of the total revenues and expenses of the underlying properties.
(2)	Capitalized interest expense of $1,444 and $390 is not included for the three months ended March 31, 2006 and March 31, 2005, respectively.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1)

(in thousands)

	Three months ended March 31, 2006				Three months ended March 31, 2005
SAME STORE/NEW/OTHER	Same	New	Other	Total	Same	New	Other	Total
Real estate revenues:
Base rents	$69,264	$7,007	$46	$76,317	$68,938	$1,157	$965	$71,060
Straight line rent	517	129	—	646	1,005	41	(17)	1,029
Expense reimbursements	31,620	3,933	—	35,553	31,703	697	240	32,640
Percentage rents	2,162	35	—	2,197	2,324	26	6	2,356
Lease termination revenue	1,883	83	152	2,118	634	1	941	1,576
Other real estate revenues	3,643	237	—	3,880	3,015	26	9	3,050

TOTAL REAL ESTATE REVENUES	109,089	11,424	198	120,711	107,619	1,948	2,144	111,711

Property operating expenses:
CAM and real estate taxes	(29,488)	(3,503)	(5)	(32,996)	(28,919)	(633)	(375)	(29,927)
Utilities	(5,530)	(455)	—	(5,985)	(5,573)	—	(9)	(5,582)
Other property operating expenses	(5,896)	(491)	(3)	(6,390)	(5,916)	(249)	(62)	(6,227)

TOTAL PROPERTY OPERATING EXPENSES	(40,914)	(4,449)	(8)	(45,371)	(40,408)	(882)	(446)	(41,736)

NET OPERATING INCOME	$68,175	$6,975	$190	$75,340	$67,211	$1,066	$1,698	$69,975

	Three months ended March 31, 2006				Three months ended March 31, 2005
SAME STORE COMPARISON	Malls	Power and Strip Centers	Total		Malls	Power and Strip Centers	Total
Real estate revenues:
Base rents	$61,799	$7,465	$69,264		$61,289	$7,649	$68,938
Straight line rents	444	73	517		875	130	1,005
Expense reimbursements	29,953	1,667	31,620		29,862	1,841	31,703
Percentage rents	2,132	30	2,162		2,288	36	2,324
Lease termination revenue	1,883	—	1,883		496	138	634
Other real estate revenues	3,579	64	3,643		2,944	71	3,015

TOTAL REAL ESTATE REVENUES	99,790	9,299	109,089		97,754	9,865	107,619

Property operating expenses:
CAM and real estate taxes	(27,785)	(1,703)	(29,488)		(27,058)	(1,861)	(28,919)
Utilities	(5,487)	(43)	(5,530)		(5,506)	(67)	(5,573)
Other property operating expenses	(5,827)	(69)	(5,896)		(5,574)	(342)	(5,916)

TOTAL PROPERTY OPERATING EXPENSES	(39,099)	(1,815)	(40,914)		(38,138)	(2,270)	(40,408)

NET OPERATING INCOME	$60,691	$7,484	$68,175		$59,616	$7,595	$67,211

(1)	Includes PREIT’s proportionate share of partnership operations “grossed up” to reflect the Company’s share of the total revenues and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Computation of

Earnings Per Share

(in thousands, except per share amounts)

	Three months ended March 31,
	2006	2005
Net income from continuing operations	$471	$10,253
Dividends on preferred shares	(3,403)	(3,403)

Net (loss) income from continuing operations (allocable) available to common shareholders	(2,932)	6,850
Dividends on unvested restricted shares	(288)	(242)

(Loss)/income from continuing operations used to calculate earnings per share - basic	(3,220)	6,608
Minority interest in properties-continuing operations	—	45

(Loss)/income from continuing operations used to calculate earnings per share - diluted	$(3,220)	$6,653

Income from discontinued operations	$170	$1,145

Basic earnings per share:
(Loss)/income from continuing operations	$(0.08)	$0.19
Income from discontinued operations	—	0.03

	$(0.08)	$0.22

Diluted earnings per share:
(Loss)/income from continuing operations	$(0.08)	$0.18
Income from discontinued operations	—	0.03

	$(0.08)	$0.21

Weighted average of common shares outstanding	36,580	36,373

Weighted average of unvested restricted stock	(481)	(401)

Weighted average shares outstanding - basic	36,099	35,972

Weighted average effect of common share equivalents (1)	—	651

Total weighted average shares outstanding-diluted	36,099	36,623

(1)	Effect of common share equivalents are anti-dilutive due to the loss from continuing operations allocable to common shareholders, therefore the effect of common share equivalents is not included for the three months ended March 31, 2006.

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Three months ended March 31,			Year Ended December 31,
	2006		2005(1)	2005(1)
FUNDS FROM OPERATIONS (FFO)
Net income	$641		$11,398	$57,629
Dividends on preferred shares	(3,403)		(3,403)	(13,612)

Net (loss allocable) income available to common shareholders	(2,762)		7,995	44,017
Minority interest	477		1,565	7,675
Gains on sales of interests in real estate	—		—	(5,586)
Gains/adjustment to gains on sales of interests in discontinued operations	—		—	(6,158)
Depreciation and amortization: (2)
Wholly owned and consolidated partnerships	32,226		25,519	107,874
Unconsolidated partnerships	1,719		1,151	4,582
Discontinued operations	—		122	433

FFO	$31,660		$36,352	$152,837

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO	$31,660		$36,352	$152,837
Adjustments:
Straight line rents	(646)		(1,035)	(4,374)
Recurring capital expenditures	(831)		(2,307)	(15,357)
Tenant allowances	(3,198)		(3,007)	(18,201)
Capitalized leasing costs	(1,257)		(826)	(3,574)
Amortization of debt premium	(3,784)		(4,804)	(18,773)
Amortization of above- and below- market lease intangibles	133		179	1,384

FAD	$22,077		$24,552	$93,942

Weighted average of common shares outstanding	36,099		35,972	36,090

Weighted average of O.P. Units outstanding	4,150		4,584	4,580

Weighted average shares and O.P. Units outstanding-basic	40,249		40,556	40,670

Weighted average effect of common share equivalents	621		651	673

Total weighted average shares outstanding, including O.P. Units	40,870		41,207	41,343

Net (loss)/income per share (diluted)	$(0.08)		$0.21	$1.17

FFO per diluted share	$0.77		$0.88	$3.70
FAD per diluted share	$0.54		$0.60	$2.27

Dividend per Common Share	$0.57		$0.54	$2.25

PAYOUT RATIOS

Payout Ratio of FFO	63.5	%(3)		60.9%

Payout Ratio of FAD	102.9	%(3)		99.0%

(1)	Certain prior period amounts have been reclassified to conform with the current presentation.
(2)	Excludes depreciation of non-real estate assets and amortization of deferred financing costs.
(3)	Twelve months ended March 31, 2006

Pennsylvania Real Estate Investment Trust

2006 Leasing Activity Summary

	Number	GLA	Average Previous Base Rent psf	Average New Base Rent psf	Increase/Decrease in Base Rent psf	Annualized Tenant Improvements psf (1)
Previously Leased Space:

1st Quarter	22	119,428	$17.84	$19.98	$2.14	$1.54

Total/Average	22	119,428	$17.84	$19.98	$2.14	$1.54

Previously Vacant Space:

1st Quarter	36	147,378	$—	$21.13	$21.13	$2.91

Total/Average	36	147,378	$—	$21.13	$21.13	$2.91

Renewal (2):

1st Quarter (3)	139	710,798	$14.85	$15.45	$0.60	$0.10

Total/Average	139	710,798	$14.85	$15.45	$0.60	$0.10

(1)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the life of the lease.
(2)	This category includes expansions, relocations and lease extensions.
(3)	Includes two anchor leases for 244,805 square feet for an average rent of $1.93 per square foot. Also includes 137 renewal leases for 465,993 square feet with an average new base rent per square foot of $22.55, representing an increase of $0.91 in base rent per square foot.

Pennsylvania Real Estate Investment Trust

Summarized Rent Per Square Foot and Occupancy Percentages

	March 31, 2006			March 31, 2005			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total	Non-Anchor		Total	Non-Anchor		Total	Non-Anchor
Enclosed Malls weighted average	$24.13	90.7%	85.2%	$23.30	91.1%	86.1%	3.6%	-0.4%	-0.9%
Power Centers weighted average	$15.38	98.3%	97.5%	$15.34	97.6%	96.1%	0.3%	0.7%	1.4%
Strip Centers weighted average	$14.95	95.2%	88.6%	$14.43	94.3%	86.5%	3.6%	0.9%	2.1%
Retail Portfolio weighted average	$22.64	91.6%	87.0%	$21.90	91.9%	87.5%	3.4%	-0.3%	-0.6%

Consolidated Properties	$22.98	90.9%	85.5%	$22.31	91.5%	86.6%	3.0%	-0.5%	-1.1%
Unconsolidated Properties	$20.78	97.4%	96.3%	$19.34	95.8%	93.8%	7.4%	1.5%	2.5%
Same Properties	$22.01	91.7%	86.9%	$21.90	91.9%	87.5%	0.5%	-0.2%	-0.6%
New	$36.02	88.4%	88.4%	N/A	N/A	N/A	N/A	N/A	N/A

Pennsylvania Real Estate Investment Trust

Mall Sales and Rents Per Square Foot

	% of Current Quarter Mall NOI	March 31, 2006			March 31, 2005			Change
		Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(3)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(3)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(3)
Sales per square foot above $400	31.5%
The Gallery at Market East II		$27.59	$489	10.0%	$31.27	$467	9.7%	-11.7%	4.7%	0.3%
Lehigh Valley Mall		31.33	473	8.8%	31.16	471	8.9%	0.6%	0.4%	-0.1%
Cherry Hill Mall		36.87	463	13.5%	36.68	438	13.7%	0.5%	5.7%	-0.2%
Patrick Henry Mall		36.89	453	9.2%	32.63	447	8.7%	13.1%	1.3%	0.5%
The Mall at Prince Georges		27.52	439	11.1%	26.86	419	11.7%	2.5%	4.8%	-0.6%
Willow Grove Park		38.82	428	14.2%	38.47	432	14.3%	0.9%	-0.9%	-0.1%
Dartmouth Mall		20.60	415	10.3%	19.23	427	10.1%	7.1%	-2.8%	0.2%
Jacksonville Mall		23.73	407	9.5%	22.32	391	9.6%	6.3%	4.1%	0.0%
Sales per square foot between $350 - $400	21.3%
Moorestown Mall		26.03	394	14.0%	24.11	361	13.2%	8.0%	9.1%	0.8%
Springfield Mall		32.50	385	13.6%	N/A	N/A	N/A	N/A	N/A	N/A
Woodland Mall		38.04	377	19.6%	N/A	N/A	N/A	N/A	N/A	N/A
Exton Square Mall		34.42	374	14.7%	34.86	373	14.4%	-1.3%	0.3%	0.4%
Viewmont Mall		23.97	372	10.3%	23.10	358	10.1%	3.8%	3.9%	0.1%
Capital City		25.69	353	10.4%	24.10	374	10.2%	6.6%	-5.6%	0.2%
Valley View Mall		24.37	350	12.0%	23.07	309	11.7%	5.6%	13.3%	0.2%
Sales per square foot between $300 - $349	26.5%
Wyoming Valley Mall		24.27	342	11.7%	22.79	345	11.4%	6.5%	-0.9%	0.3%
Cumberland Mall		17.00	341	10.4%	15.94	342	10.3%	6.6%	-0.3%	0.2%
Valley Mall		18.46	340	9.4%	18.38	338	9.6%	0.4%	0.6%	-0.2%
The Gallery at Market East I		34.79	336	14.2%	34.00	362	13.4%	2.3%	-7.2%	0.7%
Orlando Fashion Square		26.45	331	14.5%	27.38	329	14.7%	-3.4%	0.6%	-0.2%
Francis Scott Key Mall		23.19	317	9.7%	20.77	288	9.8%	11.6%	10.1%	-0.1%
Palmer Park Mall		22.05	307	11.2%	21.51	320	11.0%	2.5%	-4.1%	0.3%
Wiregrass Mall		22.00	307	10.0%	21.38	278	10.4%	2.9%	10.4%	-0.4%
Logan Valley Mall		21.48	306	10.5%	21.01	303	10.2%	2.2%	1.0%	0.3%
South Mall		15.74	302	8.5%	14.94	291	8.1%	5.4%	3.8%	0.4%
Magnolia Mall		23.87	301	12.8%	24.80	317	12.2%	-3.7%	-5.0%	0.5%
Sales per square foot under $300	20.7%
Phillipsburg Mall		22.67	298	12.4%	22.68	318	12.0%	-0.1%	-6.3%	0.4%
North Hanover Mall		16.49	294	9.4%	19.12	287	9.5%	-13.8%	2.4%	-0.1%
Washington Crown Center		16.63	290	11.4%	16.46	296	10.8%	1.0%	-2.0%	0.6%
New River Valley Mall		13.41	283	10.6%	20.10	275	10.7%	-33.3%	2.9%	-0.1%
Gadsden Mall		18.21	275	11.0%	19.01	290	10.5%	-4.2%	-5.2%	0.5%
Uniontown Mall		15.83	270	10.3%	14.99	290	10.7%	5.6%	-6.9%	-0.4%
Plymouth Meeting		19.93	269	14.9%	18.64	267	14.3%	7.0%	0.7%	0.6%
Nittany Mall		20.44	264	11.0%	20.68	272	10.2%	-1.1%	-2.9%	0.8%
Crossroads Mall		16.70	257	9.4%	16.76	275	8.8%	-0.4%	-6.5%	0.6%
Beaver Valley Mall		15.92	255	13.8%	15.71	256	13.0%	1.4%	-0.4%	0.8%
Chambersburg Mall		17.54	251	10.3%	29.06	261	10.3%	-39.6%	-3.8%	0.0%
Lycoming Mall		15.24	229	10.5%	15.12	247	10.4%	0.8%	-7.3%	0.0%
Echelon Mall		19.31	207	15.2%	22.32	228	12.0%	-13.5%	-9.2%	3.2%
Schuylkill Mall		10.14	178	9.4%	11.09	212	7.7%	-8.6%	-16.0%	1.7%

Enclosed Malls weighted average		$24.13	$343	13.7%	$23.30	$340	13.1%	3.6%	1.1%	0.6%

Consolidated Properties		$23.63	$336	14.0%	$22.95	$333	13.4%	3.0%	0.8%	0.6%
Unconsolidated Properties		$31.70	$437	10.6%	$31.16	$471	9.1%	1.7%	-7.3%	1.5%
Same Properties		$23.45	$341	13.4%	$23.30	$340	13.1%	0.7%	0.3%	0.2%
New		$36.02	$381	18.4%	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Base rent includes all non-anchor owned space.
(2)	Based on reported sales by tenants that lease space of 10,000 square feet or less and have occupied the space for at least 24 months.
(3)	Based on all comparable non-anchor tenants that have occupied their space for at least 24 months.

Pennsylvania Real Estate Investment Trust

Mall Occupancy

	March 31, 2006		March 31, 2005		Change
	Total	Non-Anchor	Total	Non-Anchor	Total	Non-Anchor
Beaver Valley Mall	90.7%	79.7%	88.9%	76.2%	1.8%	3.5%
Capital City	96.2%	93.1%	91.5%	85.5%	4.7%	7.6%
Chambersburg Mall	91.6%	82.0%	91.4%	81.6%	0.2%	0.4%
Cherry Hill Mall	93.8%	93.8%	87.8%	87.8%	6.0%	6.0%
Crossroads Mall	93.7%	85.3%	95.1%	88.6%	-1.4%	-3.3%
Cumberland Mall	97.7%	95.9%	99.3%	98.5%	-1.6%	-2.6%
Dartmouth Mall	96.3%	93.9%	96.3%	93.9%	0.0%	0.0%
Echelon Mall	31.6%	52.2%	37.5%	62.9%	-5.9%	-10.7%
Exton Square Mall	92.8%	84.3%	93.3%	85.3%	-0.5%	-1.0%
Francis Scott Key Mall	93.6%	86.9%	95.4%	90.4%	-1.8%	-3.5%
Gadsden Mall	94.2%	86.4%	95.1%	88.6%	-0.9%	-2.2%
Jacksonville Mall	95.9%	91.7%	98.0%	95.9%	-2.1%	-4.2%
Lehigh Valley Mall	96.2%	94.4%	91.0%	86.9%	5.2%	7.5%
Logan Valley Mall	96.4%	91.5%	97.3%	93.6%	-0.9%	-2.1%
Lycoming Mall	87.7%	76.1%	89.2%	79.1%	-1.5%	-3.0%
Magnolia Mall	94.3%	85.7%	93.9%	84.5%	0.4%	1.2%
Moorestown Mall	93.7%	85.5%	93.4%	85.1%	0.3%	0.4%
New River Valley Mall	97.2%	95.3%	76.7%	81.5%	20.5%	13.8%
Nittany Mall	91.1%	81.9%	91.2%	82.1%	-0.1%	-0.2%
North Hanover Mall	90.7%	74.6%	93.0%	80.9%	-2.3%	-6.3%
Orlando Fashion Square	91.2%	81.3%	90.2%	78.0%	1.0%	3.3%
Palmer Park Mall	99.8%	99.5%	99.1%	97.0%	0.7%	2.5%
Patrick Henry Mall	90.6%	79.9%	97.7%	95.1%	-7.1%	-15.2%
Phillipsburg Mall	92.2%	81.9%	92.1%	81.6%	0.1%	0.3%
Plymouth Meeting	89.9%	85.4%	92.3%	88.8%	-2.4%	-3.4%
Schuylkill Mall	73.4%	62.7%	74.3%	64.7%	-0.9%	-2.0%
South Mall	92.2%	85.3%	97.2%	94.7%	-5.0%	-9.4%
Springfield Mall	90.3%	90.3%	N/A	N/A	N/A	N/A
The Gallery at Market East I	84.3%	84.3%	89.7%	89.7%	-5.4%	-5.4%
The Gallery at Market East II	85.3%	76.2%	80.6%	67.8%	4.7%	8.4%
The Mall at Prince Georges	96.7%	92.3%	95.7%	89.8%	1.0%	2.5%
Uniontown Mall	94.5%	86.1%	95.2%	87.9%	-0.7%	-1.8%
Valley Mall	98.7%	97.7%	99.3%	98.7%	-0.6%	-1.0%
Valley View Mall	85.0%	78.9%	94.6%	92.4%	-9.6%	-13.5%
Viewmont Mall	99.2%	98.0%	99.3%	98.3%	-0.1%	-0.3%
Washington Crown Center	90.8%	83.1%	94.0%	88.9%	-3.2%	-5.8%
Willow Grove Park	94.6%	91.1%	92.4%	87.3%	2.2%	3.8%
Wiregrass Mall	79.9%	79.9%	83.8%	83.8%	-3.9%	-3.9%
Woodland Mall	87.3%	87.3%	N/A	N/A	N/A	N/A
Wyoming Valley Mall	93.8%	82.4%	97.5%	92.8%	-3.7%	-10.4%

Enclosed Malls weighted average	90.7%	85.2%	91.1%	86.1%	-0.4%	-0.9%

Consolidated Properties	90.5%	84.8%	91.1%	86.0%	-0.6%	-1.2%
Unconsolidated Properties	94.7%	93.1%	91.0%	86.9%	3.7%	6.2%
Same Properties	90.7%	85.1%	91.1%	86.1%	-0.4%	-1.0%
New	88.4%	88.4%	N/A	N/A	N/A	N/A

Pennsylvania Real Estate Investment Trust

Power Center and Strip Center Rents Per Square Foot and Occupancy Percentages

	March 31, 2006			March 31, 2005			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total	Non-Anchor		Total	Non-Anchor		Total	Non-Anchor
Power Centers
Christiana Power Center	$20.50	100.0%	100.0%	$20.70	100.0%	100.0%	-1.0%	0.0%	0.0%
Creekview Shopping Center	14.64	100.0%	100.0%	14.47	100.0%	100.0%	1.2%	0.0%	0.0%
Metroplex Shopping Center	18.67	100.0%	100.0%	18.13	100.0%	100.0%	3.0%	0.0%	0.0%
Northeast Tower Center	14.83	96.6%	94.4%	11.91	96.6%	91.9%	24.5%	0.0%	2.5%
Paxton Towne Centre	15.28	93.5%	90.1%	16.12	92.1%	87.9%	-5.2%	1.4%	2.2%
Red Rose Commons	13.86	99.2%	99.2%	13.86	99.2%	99.1%	0.0%	0.0%	0.1%
The Court at Oxford Valley	14.95	100.0%	100.0%	15.37	100.0%	100.0%	-2.8%	0.0%	0.0%
Whitehall Mall	10.70	98.6%	97.0%	11.16	95.8%	90.5%	-4.1%	2.8%	6.5%

Weighted Average	$15.38	98.3%	97.5%	$15.34	97.6%	96.1%	0.3%	0.7%	1.4%

Consolidated Properties	$15.89	96.7%	94.6%	$15.50	96.2%	93.1%	2.5%	0.5%	1.5%
Unconsolidated Properties	$15.09	99.4%	99.2%	$15.24	98.6%	98.0%	-1.0%	0.8%	1.2%
Same Properties	$15.38	98.3%	97.5%	$15.34	97.6%	96.1%	0.3%	0.7%	1.4%

	March 31, 2006			March 31, 2005			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total	Non-Anchor		Total	Non-Anchor		Total	Non-Anchor
Strip Centers
Crest Plaza Shopping Center	$16.40	100.0%	100.0%	$16.12	98.1%	96.4%	1.8%	1.9%	3.6%
South Blanding Village	9.55	97.9%	93.3%	9.21	96.8%	89.6%	3.7%	1.1%	3.7%
Springfield Park I & II	20.25	87.8%	64.3%	19.58	84.2%	53.7%	3.4%	3.6%	10.6%
The Commons at Magnolia	13.49	96.2%	92.4%	13.18	100.0%	100.0%	2.3%	-3.8%	-7.6%

Weighted Average	$14.95	95.2%	88.6%	$14.43	94.3%	86.5%	3.6%	0.9%	2.1%

Consolidated Properties	$13.89	98.1%	95.8%	$13.58	98.3%	96.2%	2.3%	-0.2%	-0.4%
Unconsolidated Properties	$20.25	87.8%	64.3%	$19.58	84.2%	53.7%	3.4%	3.6%	10.6%
Same Properties	$14.95	95.2%	88.6%	$14.43	94.3%	86.5%	3.6%	0.9%	2.1%

Pennsylvania Real Estate Investment Trust

Top Twenty Tenants (by share of PREIT’s Annualized Base Rent)

	Number of Stores			GLA of Stores			Base rent
Tenant	Fixed Rent	Percentage Rent In Lieu of Fixed Rent or Common Area Costs (1)	Total	Fixed Rent	Percentage Rent In Lieu of Fixed Rent or Common Area Costs (1)	Total	Annualized Base Rent	PREIT’s share of Annualized Base Rent (2)		Percent of PREIT’s Total Retail Base Rent
Gap, Inc.	57	3	60	706,303	24,606	730,909	$13,951	$13,002		4.26%
Limited Brands, Inc.	85	18	103	531,045	77,264	608,309	13,302	12,429		4.07%
Foot Locker, Inc.	79	5	84	419,627	10,380	430,007	8,629	8,185		2.68%
JC Penney Company, Inc.	24	5	29	2,295,459	824,327	3,119,786	7,099	7,099		2.33%
Sears Holding Corporation	26	5	31	2,299,421	726,263	3,725,684	6,180	6,036		1.98%
Zale Corporation	92	0	92	76,193	—	76,193	6,140	5,860		1.92%
Luxottica Group S.p.A.	88	2	90	158,750	792	159,542	5,443	5,070		1.66%
American Eagle Outfitters, Inc.	33	1	34	177,016	5,013	182,029	4,773	4,562		1.49%
Hallmark Cards, Inc.	56	2	58	201,708	8,482	210,190	4,643	4,495		1.47%
Sterling Jewelers, Inc.	45	0	45	63,653	—	63,653	4,562	4,374		1.43%
Borders Group Inc.	33	1	34	211,133	4,203	215,336	4,112	3,846		1.26%
Regis Corporation	95	0	95	115,319	—	115,319	3,504	3,375		1.11%
Transworld Entertainment Corp.	30	0	30	152,127	—	152,127	3,399	3,312		1.09%
The Finish Line, Inc.	32	1	33	152,080	5,960	158,040	3,178	3,178		1.04%
The Bon-Ton Dept. Stores, Inc.	15	1	16	1,077,982	60,916	1,138,898	2,976	2,976		0.97%
Aeropostale, Inc.	34	0	34	115,732	—	115,732	2,941	2,790		0.91%
Pacific Sunwear of California	36	3	39	115,899	11,245	127,144	2,851	2,760		0.90%
GameStop Corp.	56	0	56	68,963	—	68,963	2,830	2,728		0.89%
RadioShack Corporation	48	1	49	97,220	2,609	99,829	2,653	2,612		0.86%
Shoe Show, Inc.	31	2	33	155,464	10,039	165,503	2,657	2,576		0.84%

Total Top 20 Tenants	995	50	1,045	9,891,094	1,772,099	11,663,193	$105,823	$101,266		33.17%

Total Retail Leases			3,547			23,797,809	$313,328	$305,268	(3)	100.00%

(1)	Income from lease(s) in which tenant pays percentage rent in lieu of fixed rent or common area costs are not included in annualized base rent.
(2)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(3)	PREIT’s share of annualized base rent is derived by annualizing 1st quarter base rent. Straight line rent is not included in the base rent figures.

Pennsylvania Real Estate Investment Trust

Lease Expirations

(in thousands of dollars)

Anchors(1)
		Gross Leasable Area		Annualized Base Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA	Percent of Total	Rent in Expiring Year	PREIT’s Share of Rent in Expiring Year (3)	Percent of Total (PREIT’s Share)	Average Expiring Base Rent psf
2005 and Prior (2)	1	85,483	0.7%	$188	$188	0.5%	$2.20
2006	4	107,219	0.9%	424	424	1.2%	3.95
2007	9	726,304	6.2%	1,786	1,045	3.0%	2.46
2008	17	1,226,147	10.5%	3,549	3,549	10.1%	2.89
2009	12	929,598	7.9%	2,714	2,322	6.6%	2.92
2010	22	2,089,444	17.9%	6,144	6,144	17.5%	2.94
2011	22	1,847,700	15.8%	6,245	5,120	14.6%	3.38
2012	3	398,737	3.4%	784	476	1.4%	1.97
2013	6	453,533	3.9%	2,729	2,729	7.8%	6.02
2014	6	662,582	5.7%	2,081	2,081	5.9%	3.14
2015	1	85,212	0.7%	469	469	1.3%	5.50
Thereafter	26	3,083,313	26.4%	11,729	10,633	30.2%	3.80

Totals:	129	11,695,272	100.0%	$38,842	$35,180	100.0%	$3.32

Non-Anchors(1)
		Gross Leasable Area		Annualized Base Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA	Percent of Total	Rent in Expiring Year	PREIT’s Share of Rent in Expiring Year (3)	Percent of Total (PREIT’s Share)	Average Expiring Base Rent psf
2005 and Prior (2)	179	480,191	4.0%	$10,899	$9,791	3.7%	$22.70
2006	280	590,182	4.9%	14,974	14,220	5.3%	25.37
2007	503	1,439,653	11.9%	31,414	29,933	11.2%	21.82
2008	413	1,201,715	9.9%	29,192	28,189	10.6%	24.29
2009	416	1,167,937	9.7%	30,028	29,021	10.9%	25.71
2010	435	1,406,358	11.6%	34,203	32,772	12.3%	24.32
2011	289	1,322,173	10.9%	31,281	27,376	10.3%	23.66
2012	230	977,212	8.1%	24,749	22,756	8.5%	25.33
2013	178	610,596	5.0%	15,915	14,668	5.5%	26.06
2014	158	568,849	4.7%	15,627	13,721	5.1%	27.47
2015	176	765,684	6.3%	19,850	17,575	6.6%	25.92
Thereafter	161	1,571,987	13.0%	28,921	26,975	10.1%	18.40

Totals:	3,418	12,102,537	100.0%	$287,053	$266,997	100.0%	$23.72

(1)	Includes only owned space.
(2)	Includes all tenant leases which have already expired and are on a month-to-month basis.
(3)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

Pennsylvania Real Estate Investment Trust

Balance Sheet

Proportionate Consolidation Method (1)

(in thousands, except per share amounts)

	March 31, 2006				December 31, 2005
	GAAP	Share of Unconsolidated Partnerships	Assets Held for Sale	Total	GAAP	Share of Unconsolidated Partnerships	Assets Held for Sale	Total
ASSETS
Investments in real estate, at cost
Retail properties	$2,829,729	$175,227	$—	$3,004,956	$2,807,575	$169,301	$8,268	$2,985,144
Construction in progress	118,894	2,348	—	121,242	55,368	2,220	—	57,588
Land held for development	5,616	—	—	5,616	5,616	—	—	5,616
Other properties	—	—	1,489	1,489	—	—	1,504	1,504

TOTAL INVESTMENTS IN REAL ESTATE	2,954,239	177,575	1,489	3,133,303	2,868,559	171,521	9,772	3,049,852
Accumulated depreciation	(242,583)	(33,999)		(276,582)	(220,788)	(32,459)	—	(253,247)

Net real estate	2,711,656	143,576	1,489	2,856,721	2,647,771	139,062	9,772	2,796,605

Investments in partnerships, at equity	40,631	(40,631)		—	41,536	(41,536)	—	—
Other assets:
Cash and cash equivalents	25,235	4,285	—	29,520	21,642	4,186	—	25,828
Rents and other receivables	37,239	11,221	—	48,460	46,492	11,407	—	57,899
Assets held for sale	2,081	—	(1,489)	592	17,720	—	(9,772)	7,948
Intangible assets	162,719	—	—	162,719	173,594	—	—	173,594

Deferred costs and other assets, net of accumulated amortization	82,959	8,336	—	91,295	69,792	12,151	—	81,943

TOTAL OTHER ASSETS	350,864	(16,789)	(1,489)	332,586	370,776	(13,792)	(9,772)	347,212
TOTAL ASSETS	$3,062,520	$126,787	$—	$3,189,307	$3,018,547	$125,270	$—	$3,143,817

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$1,589,434	$133,923	$—	$1,723,357	$1,332,066	$134,500	$17,114	$1,483,680
Mortgage debt premium	36,702	—	—	36,702	40,066	—	—	40,066
Bank loans payable	238,000	—	—	238,000	342,500	—	—	342,500
Corporate notes payable	—	—	—	—	94,400	—	—	94,400
Investments in partnerships, deficit balances	13,166	(13,166)	—	—	13,353	(13,353)	—	—
Liabilities related to assets held for sale	450	—	—	450	18,233	—	(17,114)	1,119
Other liabilities	100,964	6,030	—	106,994	82,733	4,123	—	86,856

TOTAL LIABILITIES	1,978,716	126,787	—	2,105,503	1,923,351	125,270	—	2,048,621

Minority interest	115,904	—	—	115,904	118,320	—	—	118,320

Shareholders’ equity:
Shares of beneficial interest at $1 par	36,660	—	—	36,660	36,521	—	—	36,521
Preferred shares at $0.01 par	25	—	—	25	25	—	—	25
Capital contributed in excess of par	901,659	—	—	901,659	899,439	—	—	899,439
Accumulated other comprehensive income (loss)	16,707	—	—	16,707	4,377	—	—	4,377
Retained earnings	12,849	—	—	12,849	36,514	—	—	36,514

TOTAL SHAREHOLDERS’ EQUITY	967,900	—	—	967,900	976,876	—	—	976,876

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$3,062,520	$126,787	$—	$3,189,307	$3,018,547	$125,270	$—	$3,143,817

(1)	Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

Pennsylvania Real Estate Investment Trust

Balance Sheet

Property Type (1)

(in thousands, except per share amounts)

	March 31, 2006				December 31, 2005
	Malls	Power and Strip Centers	Corporate and Other Properties	Total	Malls	Power and Strip Centers	Corporate and Other Properties	Total
ASSETS
Investments in real estate, at cost	$2,754,701	$287,347	$91,255	$3,133,303	$2,720,316	$287,219	$42,317	$3,049,852
Accumulated depreciation	(222,267)	(54,315)	—	(276,582)	(201,176)	(52,071)	—	(253,247)

Net Real Estate	2,532,434	233,032	91,255	2,856,721	2,519,140	235,148	42,317	2,796,605

Other assets:
Cash	18,205	3,382	7,933	29,520	16,288	3,674	5,866	25,828
Rents and other receivables	32,485	14,188	1,787	48,460	35,698	14,805	7,396	57,899
Assets held for sale	498	94	—	592	7,861	87	—	7,948
Intangible assets	150,890	—	11,829	162,719	161,765	—	11,829	173,594
Deferred costs and other assets, net of accumulated amortization	39,146	9,088	43,061	91,295	38,910	12,002	31,031	81,943

Total other assets	241,224	26,752	64,610	332,586	260,522	30,568	56,122	347,212
TOTAL ASSETS	$2,773,658	$259,784	$155,865	$3,189,307	$2,779,662	$265,716	$98,439	$3,143,817

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$1,633,890	$89,467	$—	$1,723,357	$1,376,613	$89,953	$—	$1,466,566
Mortgage debt premium	35,821	881	—	36,702	39,094	972	—	40,066
Bank loans payable	—	—	238,000	238,000	—	—	342,500	342,500
Notes payable	—	—	—	—	—	—	94,400	94,400
Liabilities related to assets held for sale	445	—	5	450	18,208	4	21	18,233
Other liabilities	61,391	2,855	42,748	106,994	49,531	4,014	33,311	86,856

TOTAL LIABILITIES	1,731,547	93,203	280,753	2,105,503	1,483,446	94,943	470,232	2,048,621

Minority interest	2,863	—	113,041	115,904	3,016	—	115,304	118,320

Shareholders’ equity:
Shares of beneficial interest at $1 par	—	—	36,660	36,660	—	—	36,521	36,521
Preferred shares at $0.01 par	—	—	25	25	—	—	25	25
Capital contributed in excess of par	—	—	901,659	901,659	—	—	899,439	899,439
Accumulated other comprehensive income (loss)	—	—	16,707	16,707	—	—	4,377	4,377
Retained earnings	—	—	12,849	12,849	—	—	36,514	36,514
Net investment	1,039,248	166,581	(1,205,829)	—	1,293,200	170,773	(1,463,973)	—

TOTAL SHAREHOLDERS’ EQUITY	1,039,248	166,581	(237,929)	967,900	1,293,200	170,773	(487,097)	976,876

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,773,658	$259,784	$155,865	$3,189,307	$2,779,662	$265,716	$98,439	$3,143,817

(1)	Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate

(in thousands)

	March 31, 2006			December 31, 2005
	Cost (1)	Accumulated Depreciation	Net Real Estate	Cost (1)	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$56,085	$6,275	$49,810	$56,003	$5,844	$50,159
Capital City Mall	89,840	5,154	84,686	88,628	4,550	84,078
Chambersburg Mall (2)	35,274	2,360	32,914	35,238	2,094	33,144
Cherry Hill Mall	210,169	14,851	195,318	209,683	13,477	196,206
Crossroads Mall	32,433	2,610	29,823	32,269	2,318	29,951
Cumberland Mall	56,813	1,387	55,426	55,236	1,082	54,154
Dartmouth Mall	60,511	14,418	46,093	60,548	13,719	46,829
Echelon Mall	18,250	3,319	14,931	18,175	3,043	15,132
Exton Square Mall	144,973	10,506	134,467	144,828	9,699	135,129
Francis Scott Key Mall (2)	63,586	4,101	59,485	62,262	3,624	58,638
Gadsden Mall	50,503	1,354	49,149	50,448	1,016	49,432
Jacksonville Mall	67,784	4,630	63,154	67,272	4,109	63,163
Logan Valley Mall	92,025	7,224	84,801	91,916	6,449	85,467
Lycoming Mall (2)	58,623	3,605	55,018	57,216	3,207	54,009
Magnolia Mall	66,473	11,419	55,054	65,587	10,986	54,601
Moorestown Mall	76,808	8,785	68,023	76,654	8,066	68,588
New River Valley Mall (2)	33,364	2,055	31,309	31,506	1,834	29,672
Nittany Mall (2)	40,399	2,588	37,811	39,587	2,281	37,306
North Hanover Mall (2)	29,328	2,081	27,247	29,015	1,842	27,173
Orlando Fashion Square	110,095	3,876	106,219	109,718	3,125	106,593
Palmer Park Mall	33,594	7,892	25,702	33,543	7,637	25,906
Patrick Henry Mall (2)	132,400	7,092	125,308	131,103	5,976	125,127
Phillipsburg Mall (2)	49,178	3,260	45,918	49,162	2,914	46,248
Plymouth Meeting Mall	82,331	6,824	75,507	81,746	6,246	75,500
Schuylkill Mall	8,401	805	7,596	8,268	—	8,268
South Mall (2)	27,516	1,820	25,696	27,110	1,627	25,483
The Gallery at Market East I	48,413	3,743	44,670	48,383	3,420	44,963
The Gallery at Market East II	29,651	1,390	28,261	29,651	1,160	28,491
The Mall at Prince Georges	93,029	16,397	76,632	92,675	15,667	77,008
Uniontown Mall (2)	35,187	2,943	32,244	35,127	2,615	32,512
Valley Mall	86,332	6,641	79,691	86,301	5,930	80,371
Valley View Mall	61,745	3,810	57,935	61,167	3,399	57,768
Viewmont Mall (2)	77,562	4,566	72,996	77,311	4,069	73,242
Washington Crown Center (2)	42,650	4,448	38,202	42,538	3,984	38,554
Westgate Anchor Pad	3,450	—	3,450	3,400	—	3,400
Willow Grove Park	176,343	17,995	158,348	176,107	16,686	159,421
Wiregrass Mall	37,459	2,497	34,962	37,459	2,245	35,214
Woodland Mall	172,591	995	171,596	160,044	24	160,020
Wyoming Valley Mall	91,861	5,458	86,403	91,736	4,860	86,876

Total Consolidated Malls	2,683,029	211,174	2,471,855	2,654,620	190,824	2,463,796

Unconsolidated Malls
Lehigh Valley Mall	18,046	10,360	7,686	17,953	10,223	7,730
Springfield Mall	53,626	733	52,893	47,743	126	47,617

Total Unconsolidated Malls	71,672	11,093	60,579	65,696	10,349	55,347

TOTAL MALLS	$2,754,701	$222,267	$2,532,434	$2,720,316	$201,173	$2,519,143

(1)	Includes development and CIP costs at operating properties.
(2)	PREIT has an 89% ownership interest and a 99% economic interest in these properties. These properties are consolidated for financial reporting purposes.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (continued)

(in thousands)

	March 31, 2006			December 31, 2005
	Cost (1)	Accumulated Depreciation	Net Real Estate	Cost (1)	Accumulated Depreciation	Net Real Estate
Consolidated Power Centers/Strips
Christiana Power I	$40,722	$6,805	$33,917	$40,705	$6,526	$34,179
Creekview	19,098	4,001	15,097	19,095	3,772	15,323
Northeast Tower Center	33,661	4,459	29,202	33,661	4,240	29,421
Paxton Towne Centre	53,961	8,021	45,940	53,893	7,622	46,271
Crest Plaza Shopping Center	16,256	2,638	13,618	16,261	2,476	13,785
South Blanding Village	9,505	3,643	5,862	9,505	3,594	5,911
The Commons at Magnolia	9,784	1,842	7,942	9,784	1,732	8,052

Total Consolidated Power Centers/Strips	182,987	31,409	151,578	182,904	29,962	152,942

Unconsolidated Power Centers/Strips
Court at Oxford Valley	27,735	5,706	22,029	27,702	5,550	22,152
Metroplex Shopping Center	42,024	7,990	34,034	42,024	7,569	34,455
Red Rose Commons	11,942	2,064	9,878	11,942	1,974	9,968
Whitehall Mall	15,638	6,303	9,335	15,627	6,205	9,422
Springfield Park I & II	7,021	843	6,178	7,020	812	6,208

Total Unconsolidated Power Centers/Strips	104,360	22,906	81,454	104,315	22,110	82,205

TOTAL POWERS CENTERS/STRIPS	287,347	54,315	233,032	287,219	52,072	235,147

Development Properties
Lacey	16,325	—	16,325	16,040	—	16,040
New Garden	32,678	—	32,678	8,683	—	8,683
New River Valley	4,594	—	4,594	4,500	—	4,500
Gainesville	24,147	—	24,147	—	—	—
The Plaza at Magnolia	4,863	—	4,863	4,463	—	4,463

Total Development Properties	82,607	—	82,607	33,686	—	33,686

Unconsolidated Development Properties
Pavilion at Market East	1,543	—	1,543	1,510	—	1,510

Total Unconsolidated Development Properties	1,543	—	1,543	1,510	—	1,510

Other Properties
P&S Building	1,489	—	1,489	1,504	—	1,504
Land held for development	5,616	—	5,616	5,616	—	5,616

Total Other Properties	7,105	—	7,105	7,120	—	7,120

TOTAL INVESTMENT IN REAL ESTATE	$3,133,303	$276,582	$2,856,721	$3,049,851	$253,245	$2,796,606

CONSOLIDATED PROPERTIES	$2,955,728	$242,583	$2,713,145	$2,878,330	$220,786	$2,657,544
UNCONSOLIDATED PROPERTIES	177,575	33,999	143,576	171,521	32,459	139,062

TOTAL INVESTMENT IN REAL ESTATE	$3,133,303	$276,582	$2,856,721	$3,049,851	$253,245	$2,796,606

(1)	Includes development and CIP costs at operating properties.

Pennsylvania Real Estate Investment Trust

Property Redevelopment and Repositioning Summary as of March 31, 2006

NAME OF PROJECT LOCATION	TOTAL PROJECTED PROPERTY GLA (sq ft) (1)	PREIT’s PROJECTED SHARE OF COST	PREIT’s SHARE OF INVESTMENT TO DATE	RETURN ON INCREMENTAL INVESTMENT	CONST START DATE	DATE OF INITIAL OCCUPANCY	EXPECTED DATE OF COMPLETION	% OF SPENDING COMPLETED
		(in millions)	(in millions)
ENCLOSED MALL

Capital City Mall Camp Hill, PA	640,000	$12.0	$8.4	10.5%	1Q05	4Q05	2Q06	70%

The existing food court was redeveloped into new specialty retail space; a new eight-bay food court and two family-themed restaurants added.

Patrick Henry Mall Newport News, VA	710,000	27.7	22.8	9.6%	1Q05	4Q05	3Q06	82%

Dillard’s Men’s store was merged with Dillard’s; addition of Dick’s Sporting Goods, Borders, Red Robin restaurant, and new mall shops.

Cumberland Mall Vineland, NJ	950,000	5.4	3.9	10.6%	2Q05	1Q06	1Q07	72%

A Best Buy was added on land adjacent to the Cumberland Mall. An additional 10,000 square feet of outparcel space will also be added.

New River Valley Mall Christiansburg, VA	440,000	23.6	2.8	8.4%	4Q05	1Q06	1Q07	12%

Regal Cinemas will be relocated and expanded into a free-standing 14 screen theater; addition of Dick’s sporting goods and Red Robin restaurant.

Valley View Mall LaCrosse, WI	600,000	4.3	1.3	11.6%	4Q05	4Q06	4Q06	30%

An in-line 31,000 square foot Barnes & Noble will be added to the mall.

South Mall Allentown, PA	420,000	6.9	0.5	7.7%	1Q06	3Q06	4Q07	7%

Recapture/reconfigure space to accommodate a medium box merchant. A Starbucks drive-through concept will be added on an outparcel.

Francis Scott Key Mall Frederick, MD	720,000	3.5	0.5	9.5%	1Q06	3Q06	4Q06	14%

An in-line 27,000 square foot Barnes & Noble will be added to the mall.

Lycoming Mall Pennsdale, PA	810,000	13.0	2.3	11.0%	1Q06	3Q06	4Q06	18%

Dick’s Sporting Goods, Borders, and Old Navy will occupy in-line space; Best Buy will open an outparcel location. A cosmetic renovation is also planned.

Plymouth Meeting Mall Plymouth Meeting, PA	1,100,000	53.4	19.4	9.5%	4Q06	4Q07	1Q08	36%

A 200,000 square foot lifestyle addition will include a 70,000 square foot Whole Foods market and 4 to 5 themed restaurants.

Cherry Hill Mall Cherry Hill, NJ	1,400,000	40.0	1.3	8.5%	1Q07	4Q07	TBD	3%

Addition of “Bistro Row” and new leaseable area.

MIXED USE

Echelon Mall (Voorhees Town Center) (2) Voorhees, NJ	TBD	TBD	1.7	TBD	TBD	TBD	TBD	TBD

Redevelopment plans for the Echelon Mall include reducing the mall size to allow development of a mixed-use town center with 425 residential units, street-level retail and a new grocery store at the eastern half of the property, together with renaming the property as Voorhees Town Center.

Total Redevelopment Activity	7,790,000	$189.8	$64.9	9.3%

(1)	GLA and total project cost include tenants that purchased their respective land.
(2)	For more information, see PREIT’s press release from September 14, 2005.

Pennsylvania Real Estate Investment Trust

Development Property Summary as of March 31, 2006

NAME OF PROJECT LOCATION	TOTAL PROJECTED PROPERTY GLA (sq ft) (1)	PREIT’s PROJECTED SHARE OF COST	PREIT’s SHARE OF INVESTMENT TO DATE	EXPECTED STABILIZED NOI CAP	CONSTRUCTION START DATE	DATE OF INITIAL OCCUPANCY	EXPECTED DATE OF COMPLETION	% OF SPENDING COMPLETED	% LEASED	% OCCUPIED
		(in millions)	(in millions)
POWER CENTERS

Lacey (2) Lacey Township, NJ	296,000	$39.3	$16.3	6.1%	2Q06	1Q07	4Q07	41%	46%	0%

A retail shopping center will be built, anchored by Home Depot. There will also be at least two outparcels.

The Plaza at Magnolia Florence, SC	252,000	11.5	4.9	11.0%	1Q06	2Q06	3Q07	43%	10%	0%

A 240,000 sf power center will be added across the street from Magnolia Mall with Home Depot as anchor along with four outparcel locations.

New River Valley Retail Center Christiansburg, VA	170,000	26.8	4.6	8.7%	4Q06	3Q07	1Q08	17%	0%	0%

A power center is planned adjacent to the existing New River Valley Mall.

MIXED USE

Gainesville Gainesville, FL	TBD	TBD	24.1	TBD	TBD	TBD	TBD	N/A	N/A	0%

PREIT purchased 540 acres of land for $21.5 million. The Company’s plans include a mixed-use development program.

New Garden New Garden Township, PA	715,000	98.0	32.7	9.4%	1Q08	3Q09	4Q09	33%	0%	0%

Retail and mixed use components.

LAND

Valley View Downs(3) South Beaver Township, PA	300,000	10.0	1.9	(3)	TBD	TBD	TBD	19%	N/A	0%

PREIT will manage the development of a harness racetrack and a casino accommodating up to 3,000 slot machines on an approximately 208 acre property.

Pavilion at Market East (4) Philadelphia, PA	TBD	TBD	1.5	TBD	TBD	TBD	TBD	N/A	N/A	0%

TBD

Total Development Activity	1,733,000	$185.6	$86.0	8.7%

(1)	GLA and total project cost include tenants that purchased their respective land; therefore, the % leased and occupied will also include these tenants.
(2)	Home Depot is expected to open in 1Q07 with the balance of the shopping center to open during the 4Q07.
(3)	Our acquisition of the Site and the construction of the racetrack require the issuance to Valley View Downs of the sole remaining unissued harness racetrack license (the “Racing License”) in Pennsylvania. The construction of the casino requires the issuance to Valley View Downs, under the Pennsylvania Race Horse Development and Gaming Act, of a license for Alternative Gaming. Valley View Downs had been one of two applicants for the Racing License. There have been a number of hearings on the applications before the Pennsylvania Harness Racing Commission, and on November 3, 2005, the Harness Racing Commission issued an order denying award of the license to both of the applicants. On December 8, 2005, Valley View Downs filed with the Commission a motion for reconsideration and request to re-open the record for the purpose of presenting additional information relating to concerns identified in the Order. In addition, Valley View Downs filed an appeal of the ruling in the Pennsylvania Commonwealth Court. Valley View Downs is awaiting action by the Court and Commission regarding these appeals. However, we are unable to predict whether or when Valley View Downs will be issued the Racing License.
(4)	The Partnership’s original development plans for the Pavilion at Market East are under review. The company retains a 50% interest in the partnership.

Pennsylvania Real Estate Investment Trust

Capital Expenditures

(in thousands)

	Three months ended March 31, 2006
	Consolidated	Unconsolidated	Total
Retail
New development projects	$46,476	$—	$46,476
Redevelopment projects with incremental GLA and/or Anchor Replacement	12,268	—	12,268
Tenant allowances	3,067	131	3,198
Recurring capital expenditures:			—
CAM expenditures	297	10	307
Non-CAM expenditures	344	—	344
Renovation with no incremental GLA	180	—	180

Total recurring capital expenditures	821	10	831

Total	$62,632	$141	$62,773

Pennsylvania Real Estate Investment Trust

Debt Analysis as of March 31, 2006

(in thousands)

	Outstanding Debt (1)
	Fixed Rate	% of Total Indebtedness	Floating Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated Mortgage Notes Payable	$1,626,136	81.4%	$—	0.0%	$1,626,136	81.4%
Unconsolidated Mortgage Notes Payable	95,673	4.8%	38,250	1.9%	133,923	6.7%
Credit Facility	—	0.0%	238,000	11.9%	238,000	11.9%

TOTAL OUTSTANDING DEBT	$1,721,809	86.2%	$276,250	13.8%	$1,998,059	100.0%

AVERAGE INTEREST RATE	6.43%		5.76%		6.34%

(1)	Includes debt premium

		Average Debt Balance
		Mortgage Debt (1)	REMIC (1)	Total Mortgages	Corporate Notes	Credit Facility	TOTAL
Beginning Balance	12/31/2005	$1,071,045	$452,700	$1,523,745	$94,400	$342,500	$1,960,645
Loan - Working Capital	1/11/2006			—		18,000	18,000
Valley Mall Financing	2/14/2006	90,000		90,000		(80,500)	9,500
Paydown	2/28/2006			—		(9,000)	(9,000)
Other Borrowings	3/15/2006			—		25,000	25,000
Woodland Mall Financing	3/28/2006	156,500		156,500		(162,000)	(5,500)
Payoff Woodland Mall Note	3/29/2006			—	(94,400)	104,000	9,600
Debt Amortization (2)	3/31/2006	(5,442)	(4,744)	(10,186)			(10,186)

Ending Balance	3/31/2006	$1,312,103	$447,956	$1,760,059	$—	$238,000	$1,998,059

Weighted Average Balance		$1,110,323	$452,700	$1,563,023	$94,400	$316,190	$1,973,613

(1)	Includes debt premium.
(2)	Includes the amortization of debt premium.

	Debt Maturities
Year	Scheduled Amortization	Debt Premium Amortization	Mortgage Balance at Maturity	Credit Facility	Total Debt
2006	$18,239	$10,040	$21,750	$—	$50,029
2007	25,107	12,848	78,236	—	116,191
2008	40,738	9,789	511,693	—	562,220
2009	16,204	1,283	62,380	238,000	317,867
2010	17,099	1,174	1,412	—	19,685
2011	17,784	1,152	44,452	—	63,388
2012	14,833	416	306,580	—	321,829
2013	9,771	—	110,458	—	120,229
Thereafter	19,841	—	406,780	—	426,621

	$179,616	$36,702	$1,543,741	$238,000	$1,998,059

(1)	The weighted average period to mortgage maturity is 5.6 years. Excludes debt premium.

Interest Rate Hedging Instruments
Type	Notional Amount	Blended Rate	Latest Settlement Date
10 Year Forward Starting Swaps	$120,000	4.69%	10/31/2007
10 Year Forward Starting Swaps	$250,000	4.80%	12/10/2008
10 Year Forward Starting Swaps	$150,000	5.36%	12/10/2008

Pennsylvania Real Estate Investment Trust

Debt Schedule as of March 31, 2006

(in thousands)

	Proportionate Share(1)			Stated Interest Rate	Marked to Market Interest Rate (GAAP)	Annual Debt Service	Balance at Maturity	Maturity Date
	Mortgage Debt	Debt Premium	Total
Beaver Valley Mall	$46,237	$—	$46,237	7.36%	7.36%	$3,972	$42,266	2012
Capital City Mall	52,079	5,015	57,094	7.61%	5.50%	4,603	47,843	2012
Chambersburg Mall (2)	18,260	1,007	19,267	7.43%	4.99%	1,763	17,200	2008
Cherry Hill Mall	198,878	—	198,878	5.42%	5.42%	13,510	177,689	2012
Court at Oxford Valley	20,430	—	20,430	8.02%	8.02%	2,319	15,667	2011
Crossroads Mall	13,147	439	13,586	7.39%	5.75%	1,191	12,647	2008
Cumberland Mall - 1st Mortgage	43,290	2,323	45,613	6.50%	5.40%	3,413	38,782	2012
Cumberland Mall - 2nd Mortgage	3,609	—	3,609	5.00%	5.00%	206	—	2017
Dartmouth Mall	67,149	—	67,149	4.95%	4.95%	4,484	57,594	2013
Exton Square Mall	96,896	4,360	101,256	6.95%	5.00%	8,102	93,034	2008
Francis Scott Key Mall (2)	31,955	1,762	33,717	7.43%	4.99%	3,085	30,099	2008
Jacksonville Mall (2)	24,651	1,359	26,010	7.43%	4.99%	2,380	23,219	2008
Lehigh Valley Mall	22,184	—	22,184	7.90%	7.90%	2,479	21,750	2006
Logan Valley Mall (2)	52,041	2,870	54,911	7.43%	4.99%	5,024	49,018	2008
Lycoming Mall (2)	31,955	1,762	33,717	7.43%	4.99%	3,084	30,099	2008
Magnolia Mall	65,424	—	65,424	5.33%	5.33%	4,413	54,212	2015
Metroplex Shopping Center	31,354	—	31,354	7.25%	7.25%	2,681	28,785	2011
Moorestown Mall	61,633	—	61,633	4.95%	4.95%	4,115	52,863	2013
New River Valley Mall (2)	15,521	856	16,377	7.43%	4.99%	1,498	14,619	2008
Nittany Mall (2)	27,390	1,510	28,900	7.43%	4.99%	2,644	25,799	2008
North Hanover Mall (2)	18,260	1,007	19,267	7.43%	4.99%	1,763	17,199	2008
Northeast Tower Center (2)	15,978	881	16,859	7.43%	4.99%	1,542	15,049	2008
Palmer Park Mall	17,135	—	17,135	6.77%	6.77%	1,661	15,674	2009
Patrick Henry Mall (2)	46,107	2,543	48,650	7.43%	4.99%	4,451	43,428	2008
Phillipsburg Mall (2)	27,390	1,510	28,900	7.43%	4.99%	2,644	25,799	2008
Red Rose Commons	13,316	—	13,316	7.66%	7.66%	1,220	12,425	2009
Schuylkill Mall (3)	16,462	—	16,462	7.25%	7.25%	—	—	2008
Springfield Park I&II	1,706	—	1,706	7.79%	7.79%	203	1,412	2010
South Mall (2)	13,695	755	14,450	7.43%	4.99%	1,322	12,899	2008
The Mall at Prince Georges	40,696	735	41,431	8.70%	6.80%	4,135	39,987	2007
Uniontown Mall (2)	21,912	1,208	23,120	7.43%	4.99%	2,115	20,639	2008
Valley Mall	90,000	—	90,000	5.49%	5.49%	5,014	78,835	2016
Valley View Mall	36,266	420	36,686	6.15%	5.75%	2,773	34,281	2009
Viewmont Mall (2)	27,390	1,510	28,900	7.43%	4.99%	2,644	25,799	2008
Whitehall Mall	6,683	—	6,683	6.77%	6.77%	641	6,129	2008
Willow Grove Park	159,487	—	159,487	5.65%	5.65%	11,083	133,249	2015
Woodland Mall	156,500	—	156,500	5.58%	5.58%	8,397	140,484	2016
Wyoming Valley Mall (2)	52,041	2,870	54,911	7.43%	4.99%	5,024	49,018	2008

Total Fixed Rate Debt	1,685,107	36,702	1,721,809	6.43%	5.54%	131,598	1,505,491

Variable Rate Debt
Springfield Mall	38,250	—	38,250	5.71%	5.71%	2,184	38,250	2007

Total Variable Rate Debt	38,250	—	38,250	5.71%	5.71%	2,184	38,250

Total Mortgage Debt	$1,723,357	$36,702	$1,760,059	6.41%	5.54%	$133,782	$1,543,741

CONSOLIDATED MORTGAGES	$1,589,434	$36,702	$1,626,136	6.36%	5.54%	$122,055	$1,419,323
CREDIT FACILITY	238,000	—	238,000	5.77%		—	—
UNCONSOLIDATED MORTGAGES	133,923	—	133,923	7.06%	7.06%	11,727	124,418

Total	$1,961,357	$36,702	$1,998,059	6.34%	5.66%	$133,782	$1,543,741

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.
(2)	Mortgage Debt represents the properties’ allocated portion of a REMIC.
(3)	In December 2004, the Company completed a modification of the mortgage on Schuylkill Mall. The modification limits the monthly payments to interest plus the excess cash flow from the property. Due to the modification, the timing of future principal payment amounts can not be determined.

Pennsylvania Real Estate Investment Trust

Gross Leasable Area Summary as of March 31, 2006 (1)

	No. of Properties	Owned GLA			GLA Not Owned	TOTAL GLA
		Anchors	Non-anchors	Total
Malls
Beaver Valley Mall		511,267	434,860	946,127	204,770	1,150,897
Capital City Mall		204,301	252,145	456,446	120,000	576,446
Chambersburg Mall		241,690	212,252	453,942	—	453,942
Cherry Hill Mall		—	522,392	522,392	740,770	1,263,162
Crossroads Mall		256,248	194,980	451,228	—	451,228
Cumberland Mall		283,365	365,076	648,441	273,230	921,671
Dartmouth Mall		208,460	322,500	530,960	140,000	670,960
Echelon Mall		297,323	433,202	730,525	396,783	1,127,308
Exton Square Mall		440,301	369,988	810,289	277,468	1,087,757
Francis Scott Key Mall		291,620	275,356	566,976	139,333	706,309
Gadsden Mall		274,060	203,489	477,549	—	477,549
Jacksonville Mall		242,115	231,771	473,886	—	473,886
Lehigh Valley Mall		212,000	452,704	664,704	371,986	1,036,690
Logan Valley Mall		454,387	327,241	781,628	—	781,628
Lycoming Mall		321,441	341,571	663,012	120,000	783,012
Magnolia Mall		343,118	228,634	571,752	—	571,752
Moorestown Mall		408,356	315,523	723,879	321,200	1,045,079
New River Valley Mall		175,306	252,777	428,083	—	428,083
Nittany Mall		221,462	215,783	437,245	95,000	532,245
North Hanover Mall		288,177	164,903	453,080	—	453,080
Orlando Fashion Square		491,999	436,319	928,318	155,576	1,083,894
Palmer Park Mall		314,235	139,558	453,793	—	453,793
Patrick Henry Mall		279,619	247,643	527,262	140,000	667,262
Phillipsburg Mall		326,170	245,985	572,155	—	572,155
Plymouth Meeting Mall		185,000	413,614	598,614	214,635	813,249
Schuylkill Mall		346,990	318,756	665,746	60,916	726,662
South Mall		188,858	214,742	403,600	—	403,600
Springfield Mall		—	221,514	221,514	367,176	588,690
The Gallery at Market East I (2)		—	193,487	193,487	—	193,487
The Gallery at Market East II (2)		127,271	206,302	333,573	—	333,573
The Mall at Prince Georges		479,619	355,941	835,560	—	835,560
Uniontown Mall		421,378	277,173	698,551	—	698,551
Valley Mall		294,348	364,962	659,310	243,400	902,710
Valley View Mall		96,357	235,400	331,757	254,596	586,353
Viewmont Mall		386,262	236,975	623,237	120,000	743,237
Washington Crown Center		245,401	288,173	533,574	140,095	673,669
Willow Grove Park		225,000	336,629	561,629	641,861	1,203,490
Wiregrass Commons		—	229,713	229,713	403,163	632,876
Woodland Mall		—	397,897	397,897	796,186	1,194,083
Wyoming Valley Mall		592,110	321,771	913,881	—	913,881

Total Malls	39	10,675,614	11,799,701	22,475,315	6,738,144	29,213,459

Power Centers
Christiana Power Center I		190,814	111,595	302,409	—	302,409
Creekview Shopping Center		—	136,086	136,086	288,916	425,002
Metroplex Shopping Center		67,185	410,276	477,461	300,729	778,190
Northeast Tower Center		119,388	182,521	301,909	175,311	477,220
Paxton Towne Centre		151,627	292,856	444,483	273,058	717,541
Red Rose Commons		—	263,452	263,452	199,590	463,042
The Court at Oxford Valley		176,831	280,032	456,863	247,623	704,486
Whitehall Mall		294,635	259,383	554,018	—	554,018

Total Power Centers	8	1,000,480	1,936,201	2,936,681	1,485,227	4,421,908

Strip Centers
Crest Plaza Shopping Center		53,445	60,826	114,271	143,130	257,401
South Blanding Village		73,921	32,836	106,757	—	106,757
Springfield Park I & II		83,539	43,432	126,971	145,669	272,640
The Commons at Magnolia		51,574	52,915	104,489	126,200	230,689

Total Strip Centers	4	262,479	190,009	452,488	414,999	867,487

CONSOLIDATED RETAIL PROPERTIES	44	11,104,383	11,995,118	23,099,501	7,005,597	30,105,098
UNCONSOLIDATED PROPERTIES	7	834,190	1,930,793	2,764,983	1,632,773	4,397,756
TOTAL RETAIL PROPERTIES	51	11,938,573	13,925,911	25,864,484	8,638,370	34,502,854

(1)	Does not include 108,100 sf at Westgate Anchor pad in Bethlehem, PA leased to Bon-Ton with expiration date of 11/23/2010.
(2)	The Gallery at Market East I & The Gallery at Market East II are counted as one property.

Pennsylvania Real Estate Investment Trust

Property Information as of March 31, 2006

Properties (1)	Same Store/New	Ownership Interest	Date Acquired	Year Built/Last Renovated	Years Since Renovation	Anchors / Majors Tenants	Lease Expiration
MALLS

Beaver Valley Mall Monaca, PA	Same Store	100%	2002	1970/1991	15	Boscov’s JC Penney Sears Kaufmann’s	9/30/18 9/30/17 8/15/11 (5)

Capital City Mall Camp Hill, PA	Same Store Redevelopment	100%	2003	1974/2005	1	JC Penney Hecht’s Sears	11/30/10 (5) 7/28/09

Chambersburg Mall (2) Chambersburg, PA	Same Store	89%	2003	1982	24	Bon-Ton JC Penney Sears Value City	1/28/11 3/31/12 2/9/10 2/28/07

Cherry Hill Mall Cherry Hill, NJ	Same Store Redevelopment	100%	2003	1961/1990	16	JC Penney Macy’s Strawbridge’s	(5) (5) (5)

Crossroads Mall Beckley, WV	Same Store	100%	2003	1981	25	Sears JC Penney Belk	3/31/11 12/31/11 11/4/08

Cumberland Mall Vineland, NJ	Same Store Redevelopment	100%	2005	1973/2003	3	Boscov’s Home Depot JC Penney Value City	(5) 10/31/19 11/30/08 7/31/08

Dartmouth Mall Dartmouth, MA	Same Store	100%	1997	1971/2000	6	JC Penney Sears Filene’s	7/31/09 4/12/16 (5)

Echelon Mall Voorhees, NJ	Same Store	100%	2003	1970/1998	8	Boscov’s Strawbridge’s	(5) (5)

Exton Square Mall Exton, PA	Same Store	100%	2003	1973/2000	6	Boscov’s JC Penney K-Mart Sears Strawbridge’s	10/31/19 5/31/20 (5) 1/31/20 (5)

Francis Scott Key Mall (2) Frederick, MD	Same Store Redevelopment	89%	2003	1978/1991	15	Hecht’s Sears JC Penney Value City	(5) 7/31/08 9/30/11 6/30/10

Gadsden Mall Gadsden, AL	New	100%	2005	1974/1990	16	Belk McRae’s Sears	2/19/11 7/31/14 3/5/09

Jacksonville Mall Jacksonville, NC	Same Store	100%	2003	1981/1998	8	Belk JC Penney Sears	8/21/11 8/31/10 8/4/11

Lehigh Valley Mall (4) Allentown, PA	Same Store	50%	1973	1977/1996	10	Macy’s JC Penney Strawbridge’s	7/31/12 (5) (5)

Logan Valley Mall Altoona, PA	Same Store	100%	2003	1960/1997	9	JC Penney Kaufmann’s Sears	6/30/17 1/31/10 10/31/16

Lycoming Mall (2) Pennsdale, PA	Same Store Redevelopment	89%	2003	1978/1990	16	Bon-Ton JC Penney Kaufman’s Sears Value City	7/31/11 10/31/10 (5) 7/31/08 7/31/08

Magnolia Mall Florence, SC	Same Store	100%	1997	1979/1992	14	Belk Best Buy JC Penney Sears	1/31/11 1/31/13 3/31/07 10/16/09

Moorestown Mall Moorestown, NJ	Same Store	100%	2003	1963/2000	6	Boscov’s Lord & Taylor Sears Strawbridge’s	10/31/10 (5) 10/5/22 (5)

New River Valley Mall(2) Christiansburg, VA	Same Store Redevelopment	89%	2003	1988	18	Belk JC Penney Sears	4/19/08 3/31/08 8/2/08

Nittany Mall (2) State College, PA	Same Store	89%	2003	1968/1990	16	Bon-Ton JC Penney Kaufmann’s Sears	1/31/08 7/31/10 (5) 8/31/10

North Hanover Mall (2) Hanover, PA	Same Store	89%	2003	1967/1999	7	Bon-Ton JC Penney Black Rose Antiques Sears	9/30/06 1/31/11 N/A 11/30/09

Pennsylvania Real Estate Investment Trust

Property Information as of March 31, 2006 (continued)

Properties (1)	Same Store/New	Ownership Interest	Date Acquired	Year Built/ Last Renovated	Years Since Renovation	Anchors /Majors Tenants	Lease Expiration
Orlando Fashion Square Orlando, FL	New	100%	2004	1973/2003	3	Burdines-Macy’s Dillard’s JC Penney Sears	10/31/71 1/31/14 4/30/13 (5)

Palmer Park Mall Easton, PA	Same Store	100%	1972/2003	1972/1998	8	Bon-Ton Boscov’s	7/25/14 10/31/18

Patrick Henry Mall(2) Newport News, VA	Same Store Redevelopment	89%	2003	1988/2005	1	Dillard’s JC Penney Hecht’s	4/30/08 10/31/15 (5)

Phillipsburg Mall(2) Phillipsburg, NJ	Same Store	89%	2003	1989/2003	3	Bon-Ton JC Penney Sears Kohl’s	1/31/10 3/31/10 4/30/09 1/31/25

Plymouth Meeting Mall Plymouth Meeting, PA	Same Store Redevelopment	100%	2003	1966/1999	7	AMC Theater Boscov’s Strawbridge’s	12/31/18 10/31/16 (5)

Schuylkill Mall Frackville, PA	Same Store	100%	2003	1980/1991	15	K-Mart Sears Bon-Ton Black Diamond Antiques	10/31/10 10/31/10 (5) 12/31/04

South Mall (2) Allentown, PA	Same Store Redevelopment	89%	2003	1975/1992	14	Bon-Ton Stein Mart Steve & Barry’s	1/28/11 10/31/06 1/31/11

Springfield Mall Springfield, PA	New	50%	2005	1974/1997	9	Macy’s Strawbridge’s	(5) (5)

The Gallery at Market East I (3) Philadelphia, PA	Same Store	100%	2003	1977/1990	16	K-Mart Strawbridge’s	N/A N/A

The Gallery at Market East II (3) Philadelphia, PA	Same Store	100%	2004	1984	22	Burlington Coat Factory	2/28/2032

The Mall at Prince Georges Hyattsville, MD	Same Store	100%	1998	1959/2004	2	JC Penney Hecht’s Target	7/31/11 10/31/08 1/31/10

Uniontown Mall (2) Uniontown, PA	Same Store	89%	2003	1972/1990	16	Bon-Ton JC Penney Roomful Express Furn. Sears Teletech Customer Care Value City	1/31/11 10/31/10 3/26/10 2/25/08 6/28/08 7/31/07

Valley Mall Hagerstown, MD	Same Store	100%	2003	1974/1999	7	Sears JC Penney Bon-Ton Hecht’s	(5) 10/3/09 1/31/14 (5)

Valley View Mall La Crosse, WI	Same Store Redevelopment	100%	2003	1980/2001	5	JC Penney Herberger’s Marshall Fields Sears	7/31/10 (5) (5) (5)

Viewmont Mall (2) Scranton, PA	Same Store	89%	2003	1968/1996	10	JC Penney Sears Kaufmann’s	10/31/10 12/31/10 (5)

Washington Crown Center (2) Washington, PA	Same Store	89%	2003	1969/1999	7	Sears Bon-Ton Gander Kaufmann’s	8/17/09 1/31/10 7/24/13 (5)

Willow Grove Park Willow Grove, PA	Same Store	100%	2000/2003	1982/2001	5	Sears Bloomingdale’s Strawbridge’s Macy’s	(5) (5) (5) 1/31/22

Wiregrass Commons Dothan, AL	Same Store	100%	2003	1986/1999	7	Dillard’s JC Penney McRaes Parisian	(5) (5) (5) (5)

Pennsylvania Real Estate Investment Trust

Property Information as of March 31, 2006 (continued)

Properties (1)	Same Store/ New	Ownership Interest	Date Acquired	Year Built/Last Renovated	Years Since Renovation	Anchors /Majors Tenants	Lease Expiration
Woodland Mall Grand Rapids, MI	New	100%	2005	1968/1998	8	JCPenney Sears Marshall Fields Kohl’s	(5) (5) (5) (5)

Wyoming Valley Mall Wilkes-Barre, PA	Same Store	100%	2003	1974/1995	11	Bon-Ton JC Penney Sears Kaufmann’s	1/31/07 1/31/07 8/1/11 1/31/07

POWER CENTERS
Christiana Power Center I Newark, DE	Same Store	100%	1998	1998	8	Costco Dick’s Sporting Goods	1/31/19 11/30/13

Creekview Shopping Center Warrington, PA	Same Store	100%	1999	2001	5	Target Lowe’s Genuardi’s	(5) (5) 12/31/21

Metroplex Shopping Center (4) Plymouth Meeting, PA	Same Store	50%	1999	2001	5	Target Lowe’s Giant	(5) (5) 2/28/21

Northeast Tower Center Philadelphia, PA	Same Store	100%	1998/1999	1997/1998	8	Home Depot Petsmart Raymour & Flanigan Wal-Mart	(5) 2/28/12 (5) 1/31/14

Paxton Towne Centre Harrisburg, PA	Same Store	100%	1999	2001	5	Target Kohl’s Weis Markets Costco	(5) 1/25/21 11/30/20 (5)

Red Rose Commons (4) Lancaster, PA	Same Store	50%	1998	1998	8	Weis Markets Home Depot	(5) (5)

The Court at Oxford Valley (4) Langhorne, PA	Same Store	50%	1997	1996	10	Best Buy BJ’s Dick’s Sporting Goods Home Depot Linens N Things	12/31/11 (5) 4/15/11 (5) 2/14/17

Whitehall Mall (4) Allentown, PA	Same Store	50%	1964	1964/1998	8	Kohl’s Sears Bed, Bath & Beyond	3/9/07 9/18/11 1/31/10

STRIP CENTERS
Crest Plaza Shopping Center Allentown, PA	Same Store	100%	1964	1959/2003	3	Weis Market Target	1/31/07 (5)

South Blanding Village Jacksonville, FL	Same Store	100%	1988/1990	1986	20	Staples Food Lion	9/30/08 7/31/08

Springfield Park I & II Springfield, PA	Same Store	50%	1997/1998	1997/1998	8	Target Bed, Bath & Beyond LA Fitness	(5) 1/31/09 3/31/17

The Commons at Magnolia Florence, SC	Same Store	100%	1999	1991/2002	4	Goody’s Target	5/31/12 (5)

(1)	Does not include 108,100 sf at Westgate Anchor pad in Bethlehem, PA leased to Bon-Ton with expiration date of 11/23/2010.
(2)	PREIT has an 89% ownership interest and a 99% economic interest in these properties. These properties are consolidated for financial reporting purposes.
(3)	The Gallery at Market East I & The Gallery at Market East II are counted as one property.
(4)	Property is managed by a third party.
(5)	Space is not owned by PREIT.

Pennsylvania Real Estate Investment Trust

Shareholder Information

Ten Largest Institutional Shareholders: Common Shares Held (1)	March 31, 2006
Barclays Global Investors	3,194,000
J.P. Morgan Investment Management Inc. (NY)	2,430,231
Vanguard Group, Inc.	1,999,237
ING Clarion Real Estate Securities	1,769,153
RREEF Real Estate Securities Advisers, L.P.	1,519,683
Fidelity Management & Research	1,421,200
LaSalle Investment Management Securities, L.P.	1,067,417
State Street Global Advisors	793,758
Neuberger Berman, LLC	675,675
Cohen & Steers Capital Management, Inc.	666,700

TOTAL of Ten Largest Institutional:	15,537,054
TOTAL of all Institutional Holders:	25,633,158
Ten Largest as % of Total Institutional:	60.6%

(1)	Based on 13F filings as of 3/31/06 or most recent filings.

Breakdown of Share & Unit Ownership: Shares Held	March 31, 2006	December 31, 2006	% of March 31, 2006 total
Institutional (1)	25,633,158	25,620,533	62.8%
Retail (2)	10,363,920	9,480,453	25.4%
Insiders (3)	4,811,556	5,575,650	11.8%

TOTAL	40,808,634	40,676,636	100.0%

(1)	Based on 13F filings as of 3/31/06 or most recent filings.
(2)	Retail ownership equals total shares outstanding minus institutional and insider ownership.
(3)	Insider holdings as of April 7, 2006 (Shares and O.P. Units only). Excludes 357,405 exercisable options.

Pennsylvania Real Estate Investment Trust

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”) which is a non-GAAP measure, as income before gains (losses) on sales of operating property and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnership to reflect funds from operations on the same basis. FFO is a commonly used measure of operating performance and profitability in the REIT industry, and we use FFO as a supplemental non-GAAP measure to compare our company’s performance to that of our industry peers. In addition, we use FFO as a performance measure for determining bonus amounts earned under certain of our performance-based executive compensation programs. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than the Company.

FFO does not include gains (losses) on operating real estate assets, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures such as net operating income. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions.

The Company believes that net income is the most directly comparable GAAP measurement to FFO. The Company believes that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as various non-recurring items that are considered extraordinary under GAAP, gains on sales of real estate and depreciation and amortization of real estate.

Net Operating Income (NOI)

Net operating income (“NOI”), which is a non-GAAP measure, is derived from revenues (determined in accordance with GAAP) minus property operating expenses (determined in accordance with GAAP). Net operating income is a non-GAAP measure. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to net operating income.

The Company believes that net operating income is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. Net operating income excludes general and administrative expenses, management company revenues, interest income, interest expense, depreciation and amortization, income from discontinued operations and gains on sales of interests in real estate.

Funds Available for Distribution (FAD)

FAD is also referred to as Cash Available for Distributions (CAD) or adjusted FFO (AFFO). FAD refers to a computation made by analysts and investors to measure a real estate company’s cash flows generated by operations. FAD is calculated by subtracting from FFO (1) normalized recurring capital expenditures that are capitalized but necessary to maintain a REIT’s properties and (2) straight-line rents.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company believes that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.